UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

June 8, 2010

Date of Report (Date of earliest event reported)

Gold Reserve Inc.

(Exact name of registrant as specified in its charter)

  Yukon Territory, Canada                 001-31819                                                NA

         (State or other jurisdiction                             (Commission                                                       (IRS Employer

                 of incorporation)                                     File Number)                                                   Identification No.)

926 West Sprague Ave, Suite 200, Spokane, Washington 99201

(Address of principal executive offices) (Zip Code)

509-623-1500

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 507.  Submission of Matters to a Vote of Security Holders.

Gold Reserve Inc. held its 2010 Annual Meeting of Shareholders on June 8, 2010 (the “Annual Meeting”).  The following are the results of the matters voted upon by the shareholders at the Annual Meeting:

		Outcome of Vote	Votes For	Votes Withheld	Abstain
1.	Election of Directors to serve until the next Annual Meeting or until their successors are elected and have qualified; The election of:
	Rockne J. Timm	FOR	39,453,185	307,558
	A. Douglas Belanger	FOR	39,447,848	312,895
	James P. Geyer	FOR	39,391,769	368,974
	James H. Coleman	FOR	39,436,718	324,025
	Patrick D. McChesney	FOR	39,407,692	353,051
	Chris D. Mikkelsen	FOR	39,453,849	306,894
	Jean Charles Potvin	FOR	39,455,249	305,494

2.	Appointment of Auditor The appointment of PricewaterhouseCoopers LLP as auditor until the close of the next annual meeting or until a successor is appointed.	FOR	39,598,736	102,359	59,648

There were no broker non-votes for either of the matters listed above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 10, 2010

GOLD RESERVE INC.

By: /s/ Robert A. McGuinness

Robert A. McGuinness

V.P. Finance and Chief Financial Officer